UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 29, 2010
NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On March 29, 2010, NRG Energy, Inc. (the “Company”) announced the appointment of Christian Schade as Executive Vice President and Chief Financial Officer of the Company, effective following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. Gerald Luterman, a member of the Company’s Board of Directors and the interim Chief Financial Officer, will continue to serve as the Chief Financial Officer until that time.
     Mr. Schade, 49, was Senior Vice President Administration and Chief Financial Officer at Medarex, a Princeton-based biopharmaceutical company acquired by Bristol-Myers Squibb Co. for $2.4 billion in September 2009. During his tenure, which began in October 2000, Mr. Schade helped Medarex grow to become a leading biopharmaceutical development company raising capital through a series of public capital market and asset monetization transactions. Mr. Schade played a lead role in negotiations for the sale of Medarex to Bristol-Myers Squibb and, until recently, helped lead the merger-integration process of the research, development and administrative functions. Mr. Schade also serves on the Board of Directors of Integra LifeSciences Holdings Corporation.
     Prior to Medarex, Mr. Schade was a Managing Director in the Debt Capital Markets Group at Merrill Lynch & Co., where, in London, he oversaw public and private capital-markets transactions for corporate clients throughout Europe, Africa and the Middle East. Previously he served in various corporate finance and capital market positions in New York and London for both Merrill Lynch and JP Morgan.
     Mr. Schade’s 2010 compensation arrangement is set forth in Exhibit 10.1 of this Form 8-K and incorporated herein by reference. In addition, Mr. Schade will be a participant in the Company’s 2009 Executive Change in Control and General Severance Plan (the “2009 CIC Plan”) attached as Exhibit 10.2 of this Form 8-K and incorporated herein by reference. The 2009 CIC Plan does not provide for gross-up payments in the event that payments under the 2009 CIC Plan subject Mr. Schade to an excise tax under Section 4999 of the Internal Revenue Code.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
10.1	CFO Compensation Table for 2010
10.2	2009 Executive Change in Control and General Severance Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ Michael R. Bramnick
Michael R. Bramnick
Senior Vice President and General Counsel

Dated: April 1, 2010

3